                                                                   EXHIBIT 10.22

                               COMMERCIAL LEASE

 This is a legally binding contract. If not understood, seek competent advice.

APPROVED BY BIRMINGHAM AREA BOARD OF REALTORS(R)
7/27/??
(Previous forms obsolete)

STATE OF ALABAMA                                                 Shelby   County
                                                               ----------

This lease made this  9th  day of  January  19  98  by and between
                     -----        ---------    ----                -------------
                                    DMB LLC
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hereinafter called "Lessor," by  SBS Corporation  as agent for the Lessor and by
                                -----------------
                                                    hereinafter called "Lessee":
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     WITNESSETH: That the Lessor does hereby demise and let unto the Lessee the following described premises in the City of  Hoover  Alabama, to-wit:
                                            --------

The property located on 1500 Resource Drive, Birmingham, AL 35242

Subject to existing easements, if any, and the regulatory laws and ordinances of the political subdivision in which the property is situated, for use and occupation by the Lessee as and for no other or different use or purpose, for and during the term of five years  beginning on  9th  day of  January 1998  and ending on the  13th day
-----------              -----        --------------                   ------
of  January 2003  in consideration whereof, the Lessee agrees to pay the
   --------------
Lessor's agent at office of said agent,


on the first day of each month of said term, in advance, as rent for said premises, the sum of

                                                 DOLLARS ( $20,000 ) per month,
                                                          ---------
being at the rate of                             DOLLARS ( $240,000 ) per annum.
                                                          ----------

     Lessee agrees that a Service and Bookkeeping charge of  10%  shall become
                                                            -----
due and payable each and every month that the rent has not been received in the office of Barbara Skates by the 10th of the month, or if a check accepted as
          ----------------
rent or other payment is returned unpaid to agent for any reason.

     Should premises be completed and turned over to Lessee either prior to, or after February 1, 1998 then in that event rent for such fractional month shall
      ------------------
be pro-rated, and this lease term shall commence on the first day of the next calendar month.

     Lessor and Lessee agree that Lessee will deposit with Lessor's agent the
sum of $               on the date of execution of this lease, to be held,
        --------------
without interest payable to Lessee, as a security for the payment of rent and any and all other sums of money for which Lessee shall or may become liable to pay to Lessor under the lease, and for the faithful performance by Lessee of all covenants and agreements under this lease, said deposit to be returned to Lessee after the termination of this lease and any renewal hereof, provided Lessee shall have made all such payments and performed all such covenants and agreements. Nothing in this paragraph shall be deemed to limit the amount of any claim, demand or cause of action of Lessor against Lessee under the provision of this lease.

     This lease is made upon the following terms, conditions and covenants: The Lessor covenants to keep the Lessee in possession of said premises during said term, but shall not be liable for the loss of use by eminent domain nor the failure or inability of the Lessee to obtain possession thereof provided the Lessor shall exercise due diligence and effort to place the Lessee in possession. Nothing herein contained shall be construed as a warranty that said premises are in good condition or are fit or suitable for the use or purpose for which they are let. The Lessor or Lessor's agent have made no representations or promises with respect to said building or the demised premises except as herein expressly set forth. The Lessee has examined the leased premises and accepts the same in the physical condition in which the same now exists (except as otherwise expressly provided herein.)

     Lessee and Lessor expressly acknowledge that the Broker(s) have not made an independent investigation or determination with respect to the existence or non-existence of asbestos, PCB transformers, or other toxic, hazardous or contaminated substances or gases, in, on, or about the property, or for the presence of underground storage tanks. Any such investigation or determination shall be the responsibility of Lessor and/or Lessee, and Broker(s) shall not be held responsible therefor.

     Should the roof of the building leak at any time during said term, due to no fault on the part of the Lessee, the Lessor will repair the same within a reasonable time after being requested in writing by the Lessee so to do, but in no event shall the Lessor be liable for damages or injuries arising from such defect or the failure to make said repairs after being so notified, except to the extent of the reasonable cost of repairing said roof; nor shall the Lessor be liable for damages or injuries arising from defective workmanship or materials, the Lessee hereby expressly waiving the same. Lessor and its agents, shall not be liable for any deaths, injury, loss or damage resulting from any repair or improvement and undertaken, voluntarily or involuntarily by or on behalf of, the Lessor, other than willfully wrongful acts of Lessor.

     In the event heating, ventilating and air conditioning equipment or a part of any air conditioning equipment is installed by Lessee on the roof of any building hereby leased, or in the event that the Lessee installs a sign on the roof, then Lessee shall be responsible for repairing any roof leaks, attributable to such installation, during the term of this lease at Lessee's sole cost and expense, but no such air conditioning equipment or sign may be installed until the consent in writing of the Lessor is first had and obtained thereto.

     The Lessee will keep the roof and the leased grounds free of all cans, bottles, fragments, debris and trash, and the Lessee will keep the downspouts, gutters and drains clean, open and free of obstruction, and in good working order.

     Lessor shall not be obligated or required to make any other repairs or do any other work on or about said premises or any part thereof, or the elevators therein, if any, or on or about any premises connected therewith, but not hereby leased, unless and only to the extent herein agreed. All other portions of any building hereby leased shall be kept in good repair by Lessee and at the end of the term hereof, the Lessee shall deliver the demised premises to Lessor in good repair and condition, reasonable wear and tear excepted.

     However, Lessor reserves the right to enter upon said premises and to make such repairs and to do, such work on or about said premises as Lessor may deem necessary or proper, or that Lessor may be lawfully required to make. Lessor reserves the right to visit and inspect said premises at all reasonable times and the right to show said premises to prospective tenants and purchasers, and the right to display "For Sale" and "For Rent" signs on said premises.

     Should the Lessee fail to make repairs agreed to by him under this lease, the Lessor may enter the premises and make such repairs and collect the cost thereof from the Lessee as additional rent. Except as herein specifically provided, the Lessee will not make or permit to be made any alterations, additions, improvements or changes in the premises, nor will the Lessee paint the outside of the building or permit the same to be painted without the written consent of the Lessor before work is contracted or let. No signs of any character shall be erected on the roof until the consent thereof in writing is first had and obtained from the Lessor. The consent to a particular alteration, addition, improvement or change shall not be deemed a consent to, nor a waiver of, a restriction against alterations, additions, improvements or changes for the future.

     Lessee will replace all plate and other glass, if and when broken, and failing so to do the Lessor may replace the same and the Lessee will pay the Lessor the cost and expense thereof upon demand. Lessee will replace all keys lost or broken, and will pay all bills for utilities and services used on said premises. Lessee will keep all elevators, heating, ventilating and air-conditioning (HVAC) equipment, electric wiring, water pipes, water closets, drains sewer lines and other plumbing on said premises in such good order and repair and will do all repairs, modifications and replacements which may be required by the applicable laws or ordinances. Lessor shall not be liable for any damages caused by, or growing out of, any breakage, leakage, getting out of order or defective conditions of said elevators, heating, ventilating and air-conditioning (HVAC) equipment, electric wiring, pipes, water closets, drains, and sewer lines or plumbing, or any of them. Lessee will comply, at all times and in all respects with all the applicable laws and ordinances relating to nuisance, insofar as the building and premises hereby let, and the streets and highways bounding the same, are concerned, and the Lessee will not by any act, or omission render the Lessor liable for any violation thereof. Lessee will not commit any waste of property, or permit the same to be done, and will take good care of said building and said premises at all times.

     The Lessee agrees to pay all sewer rentals or other charges becoming due, levied under the authority of the Act No. 618 of the Alabama Legislature of 1949, approved September 19, 1949, or any other act, law or regulation. Failure to pay said rental shall constitute a default under the terms of this lease.

     Lessee shall during the entire term of this Lease, at Lessee's own expense keep in force by advance payment of premiums, public liability insurance in an amount of not less than $1,000,000.00 for injury to or death of one person or as a result of one occurrence and not less than $300,000.00 for injury to or death of more than one person as a result of one occurrence and for damage to property
in the amount of $100,000.00, or single limit of $                  , insuring
Lessee, Lessor, and Lessor's Agents, Servants, and employees (as an additional assured) against any liability that may accrue against them or either of them on account of any occurrences in or about the demised premises during the term or in consequence of Lessee's occupancy thereof and resulting in personal injury or death or property damage. Lessee shall on request furnish to Lessor certificates of all insurance required under this paragraph.

     Lessor shall not be liable for any injury or damage caused by, or growing out of, any defect in said building, or its equipment, drains, plumbing, wiring, electric equipment or appurtenances, or in said premises, or caused by, or growing out of fire, rain, wind, leaks, seepage or other cause.

     If the leased premises, or any part thereof, consist of first floor space, adjacent upon the street, or ground adjacent to the street, the Lessee will keep the sidewalk, curb and gutter in front thereof or adjacent thereto clean and free from snow, ice, debris and obstructions and will hold the Lessor harmless from all damages or claims arising out of the Lessee's failure to so do.

     Upon the happening of any one or more of the events as expressed in this paragraph, the Lessor shall have the right, at the option of the Lessor, to either annul and terminate this lease upon two days written notice to Lessee and thereupon re-enter and take possession of the premises; or the right upon two days written notice to the Lessee to re-enter and re-let said premises, from time to time, as agents of the Lessee, and such re-entry or re-letting or both, shall not discharge the Lessee from any liability or obligation hereunder, except that rents (That is, gross rents less the expense of collecting and handling, and less commission) collected as a result of such re-letting shall be credited on the Lessee's liability up to the amount due under the terms of this lease and the balance, if any, credited to the Lessor. Nothing herein, however, shall be construed to require the Lessor to re-enter and re-let, nor shall anything herein be construed to postpone the right of the Lessor to sue for rents, whether matured by acceleration or otherwise, but on the contrary, the Lessor is hereby given the right to sue therefor at any time after default. The events of default referred to herein are: failure of the Lessee to pay any one or more of the installments of rent, or any other sum, provided for in this lease as and when the same become due, the removal, attempt to remove or permitting to be removed from said premises, except in the usual course of trade, the goods, furniture, effects or other property of the Lessee or any assignee, or sub-tenant of the Lessee; the levy of an execution or other legal process upon the goods, furniture, effects or other property of the Lessee brought on the leased premises or upon the interest of the Lessee in this lease; the filing of a Petition in Bankruptcy, a Petition for an Arraignment or reorganization by or against the Lessee; the appointment of a receiver or trustee, or other court officer, for the assets of the Lessee; the execution of an assignment for the benefit of creditors of the Lessee; the vacation or abandonment by the Lessee of the leased premises or the use thereof for any purpose other than the purpose for which the same are hereby let or (if the rental herein is based in whole or in part on the percentage of Lessee's sales) failure of the Lessee to exercise diligent effort to produce the maximum volume of sales; the assignment by Lessee of this lease or the re-letting or sub-letting by the Lessee of the leased premises or any part thereof without the written consent of the Lessor first had and obtained; the violation by the Lessee of any other of the terms, conditions or covenants not set out in this paragraph on the part of the Lessee herein contained and failure of the Lessee to remedy such violation within ten (10) days after written notice thereof is given by the Lessor to the Lessee.

     The Lessee shall not remove any of the goods, wares or merchandise of the Lessee from said premises other than in the regular course of Lessee's trade or business without having first paid all rent due or to become due under the terms of this lease.

     Upon termination or breach of this lease or re-entry upon said premises for any one or more of the causes set forth above, or upon termination of this lease or re-entry of said premises, the rents provided for in this lease for the balance of the original rental term, or any renewal term or other extended term, and all other indebtedness to the Lessor owed by the Lessee, shall be and become immediately due and payable at the option of the Lessor and without regard to whether or not possession of the premises shall have been surrendered to or taken by the Lessor. The Lessee agrees to pay Lessor, or on Lessor's behalf, a reasonable attorney's fee in the event Lessor employs an attorney to collect any rents due hereunder by Lessee, or to protect the interest of Lessor in the event the Lessee is adjudged a bankrupt, or legal process is levied upon the goods, furniture, effects or personal property of the Lessee upon the said premises, or upon the interest of the Lessee in this lease or in said premises, or in the event the Lessee violates any of the terms, conditions, or covenants on the part of the Lessee herein contained. In order to further secure the prompt payments of said rents, as and when the same mature, and the faithful performance by the Lessee of all and singular the terms, conditions and covenants on the part of the Lessee herein contained, and all damages, and costs that the Lessor may sustain by reason of the violation of said terms, conditions and covenants, or any of them, the Lessee hereby waives any and all rights to claim personal property as exempt from levy and sale, under the laws of any State or the United States.

     In the event the Lessee abandons the leased premises before the expiration of the term, whether voluntarily or involuntarily, or violates any of the terms, conditions, or covenants hereof, the Lessor shall have the privilege at Lessor's option of re-entering and taking possession of said premises and leasing all or any portion of said premises for such term and for such use deemed as satisfactory to the Lessor, applying each month the net proceeds obtained from said leasing to the credit of the Lessee herein, up to the amount due under the terms of this lease and the balance to the Lessor and, said leasing shall not release the Lessee from liability hereunder for the rents reserved for the residue of the term hereof, but Lessee shall be responsible each month for the difference, if any, between the net rents obtained from such leasing and the monthly rent reserved hereunder, and said difference shall be payable to the Lessor on the first day of each month for the residue of the term hereof.

     No re-entry hereunder shall bar the recovery of rent or damages for the breach of any of the terms, conditions, or convenants on the part of the Lessee as herein contained. The receipt of rent after breach of a condition broken, or delay on the part of Lessor to enforce any right hereunder, shall not be deemed a waiver of forfeiture, or a waiver of the right of the Lessor to annul the lease or to re-enter said premises or to re-let the same, or to accelerate the maturity of the rents hereunder.

     If this lease is terminated by the Lessor for any reason, including non-payment of rent, and the Lessee pays the rent, attorneys' fees and other charges and thus makes himself current, and/or remains or continues to be in possession of the leased premises or any part thereof, with the Lessor's consent, this lease will be considered reinstated, and will continue in effect as though it had not been terminated.

     All improvements and additions to the leased premises shall adhere to the leased premises, and become the property of the Lessor, with the exception of such additions as are usually classed as furniture and trade fixtures; said furniture and trade fixtures are to remain the property of the Lessee, and may be removed by the Lessee two (2) weeks prior to the expiration of this lease, provided all terms, conditions and covenants of within contract have been complied with by Lessee and provided said Lessee restores the building and premises to its original condition, normal wear and tear excepted.

     In the event of the total destruction of, or partial damage to, the buildings upon the demised premises by fire or other casualty, Lessor shall proceed with due diligence and dispatch to repair and restore the buildings to the conditions to which they existed immediately prior to the occurrence of such casualty, at Lessor's cost and expense, provided such cost does not exceed the proceeds of insurance collected on the buildings, by reason of such casualty, the application of which insurance proceeds are not prohibited, by reason of any mortgage provision, from being used toward the cost of restoration and repairing the same; provided, further, that if the unexpired portion of the term or any extension thereof shall be two (2) years or less on the date of such casualty and the cost of such repair or restoration exceeds twenty percent (20%) of the then replacement value of said damaged leased premises, as estimated by two or more reputable contractors, Lessor may by written notice to the Lessee, within thirty (30) days after the occurrence of such casualty, terminate this lease. If Lessor exercises the above right to terminate this lease and Lessee elects to exercise an option of renewal privilege which Lessee may have under this lease, which if exercised, would extend the unexpired term beyond two (2) years. Lessee may void such above notice of Lessor's right to terminate this lease by exercising such option renewal privilege within such thirty (30) day period. If the insurance proceeds are insufficient to affect such restoration or repairs, Lessor at its option may cancel this lease by written notice to Lessee within Thirty (30) days after the occurrance of such casualty.

     In the event the repairing and restoring of the buildings can not be completed within four (4) months after the date of occurrence of such casualty, as estimated by two or more reputable contractors, the Lessee shall have the right to terminate this lease upon giving written notice to Lessor within thirty
(30) days from the date of occurrance of said casualty. From the date of such damage or destruction until said building has been substantially repaired or restored, an equitable abatement of rent shall be allowed the Lessee.

     Each and every transfer or assignment of this lease, or any interest therein, and each and every sub-letting of said premises, or any part thereof, or any interest therein, shall be null and void, unless the written consent of the Lessor be first obtained thereto. As a condition precedent to the obtaining of such consent, the assignee or sub-lessee must assume, in writing, all the obligations of the Lessee hereunder, but such assumption shall not operate to release the Lessee from any agreement or understanding on the part of the Lessee expressed or implied in this Lease. If a lease assignment is consumated for this Lessee or any one or more assigns before expiration term of this lease, then the Lease or his subsequent assigns shall pay a $____________ assignment fee to agent for each and every lease assignment made.

     All notices and demands authorized or required to be given to the Lessee under any provision hereof must be in writing, and may be delivered to the Lessee in person or left on or in the leased premises or shall be conclusively deemed to have been delivered to the Lessee if the same be deposited in the United States mail addressed to the Lessee at the leased premises, with the proper postage affixed thereto. All notices herein authorized are required to be given to the Lessor may be given by certified mail, addressed to the Lessor at the address of the Lessor shown on page 1 of this lease, or in care of the Lessor's rental agent at that time authorized by the Lessor to service this lease, and said notices must be in writing.

     THE COMMISSIONS PAYABLE FOR THE SALE, LEASE OR MANAGEMENT OF PROPERTY
ARE NOT SET BY THE BIRMINGHAM AREA BOARD OF REALTORS(R), INC., BUT IN ALL CASES ARE NEGOTIABLE BETWEEN THE BROKER AND THE CLIENT.

     Lessor in consideration of the services rendered by ___________________ as agent of Lessor in leasing said premises to Lessee, does hereby authorize said _____________________________________ its successors or assigns, to collect and receipt for the rents payable hereunder during the entire term hereof and any renewals or extensions of the within lease, whether renewed or extended, or the premises re-leased to the Lessee hereunder, or Lessee's successors or assigns, and hereby agrees to pay to the said _______________________ its successors or assigns, for the services rendered in effecting this lease or any renewal, extension, or re-leasing as above provided, an amount equal to ___________ per cent of all rents paid by virtue thereof, whether or not affected by ____________ or any other person, firm or corporation, or whether or not said rent is paid direct to _________________ its successors or assigns, payment of said commissions to be made as and when rents are received by the Lessor, its successors or assigns, and the said _________________ its successors or assigns shall be entitled to said commission from the present Lessor, the Lessor's personal representative, heirs, successors, assigns or grantees in title of the property herein described, and the same shall be charged upon the land, tenements and hereditaments herein described.

     As a further consideration for the services rendered by ________________ if the term of this lease is for twelve (12) months or less the Lessor agrees to pay the agent ______% of all rents paid as commission instead of the aforementioned _____% provided for in the preceding paragraph; if the term of this lease is in excess of one year and less than three years, Lessor agrees that in addition to said commission provided in the preceding paragraph, said agent shall be entitled to receive __________ rent payable hereunder, or, if this lease term is for three years or more, to receive ____________ rent payable hereunder, but percentage commission stated above shall not apply on said first month's rent; and the additional __________________ rent commission shall not be paid to the agent for any lease renewal or extension to the herein named Lessee.

     In the event the within lease is cancelled or terminated by virtue of any act or default by the Lessor, including the sale of the leased premises, the Agent shall be entitled to be paid an amount equal to the full commission which the Agent would have earned, provided the lease had not been cancelled or terminated.

     The undersigned Lessor agrees to pay to _________________________, as agent, a commission of _______ as compensation for services rendered if: (1) Lessor and Lessee enter into an agreement whereby Lessee agrees to purchase the subject property from the Lessor during the term of this Lease or any extension thereof: or (2) said property is sold or leased whether by ____________________ or by the undersigned Lessor or by or through anyone else during the term of the lease; or (3) any contract for the sale or lease of said property is made directly or indirectly by the undersigned Lessor prior to said expiration of said Lease; or (4) within one year after the expiration of the Lease, said property is sold or leased to the Lessee. If the subject property is owned by a corporation and the Lessor elects to effect a sale to the Lessee by a sale of stock rather than assets, the Lessor shall pay to ____________________________ the full agreed compensation for services rendered.

     If the Lessor undertakes to make any improvements or repairs on the leased premises during the term of this lease, the cost of which exceeds $_________, and if the agent supervises the same, the Lessor agrees to pay the said agent a reasonable fee for the additional services rendered.

     Lessee will indemnify and hold Lessor and Lessor's agent free and harmless from all demands, claims and suits or expenses caused by any default committed hereunder on the part of the Lessee. Lessee will further indemnify and save harmless Lessor and Lessor's agent from any loss, cost, damage and/or expenses caused by injuries to persons or property while in, on or about the demised premises, not attributable to the willful or wrongful act of the Lessor or Lessor's agent. Any property stored in the demised premises shall be at the sole risk of Lessee.

     Neither Lessor nor Lessee shall be liable to the other for any loss or damage from risks ordinarily insured against under fire insurance policies with extended-coverage endorsements, irrespective of whether such loss or damage results from their negligence or that of any of their agents, servants, employees, licensees or contractors to the extent that such losses are covered by valid and collectible insurance on the property at the time of the loss.

     Should the Lessee continue to occupy the premises after the expiration of the said term or after a forfeiture incurred, whether with or against the consent of the Lessor, such tenancy shall be a tenancy at sufferance and in event a tenancy from month to month, or from year to year.

     The failure of the Lessor to insist, in any one or more instances, upon a strict performance of any of the covenants of this lease, or to exercise any option herein contained, shall not be construed as a waiver, or a relinquishment for the future, of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by the Lessor of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach, and no waiver by the Lessor of any provision hereof shall be deemed to have been made unless expressed in writing, and signed by the Lessor.

     If all or any part of the demised premises is taken by eminent domain ("eminent domain" shall include the exercise of any similar power of taking, and any purchase or acquisition in lieu of condemnation), or in the event the improvements are condemned and ordered torn down or removed by lawful authority, then the term of this lease shall cease as of the date possession shall be taken by the condemning authority, or as of the date improvements are ordered torn down or removed, whichever may be applicable, with the rent to be apportioned as of the date of such taking or of such order, as the case may be; provided, however, if as a result of a partial taking of the demised premises by eminent domain, the ground floor area of the building forming a part of the demised premises is reduced by not more than twenty-five percent (25%), the Lessor may elect to continue the term of this lease and to restore, at Lessor's expense, the remaining premises to a complete architectural unit with storefront, signs and interior of equal appearance and utility as they had previous to the taking, but there will be prorata reduction of the rent payable each month. The Lessor shall be deemed to have exercised its said option to restore the premises unless, within 30 days after the date of taking, the Lessor shall notify the Lessee in writing of its election to terminate this lease. The Lessor shall be entitled to receive all of the proceeds of any total or partial taking of the demised premises by eminent domain, including any part of such award as may be attributable to the unexpired leasehold interest or other rights of the Lessee in the premises, and the Lessee hereby assigns, and transfers to the Lessor all of the Lessee's right to receive any part of such proceeds.

     At the option of Lessor this Lease may be subordinated to the lien of any mortgage or mortgages, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the land and/or Building of which the Premises are a part and to all advances heretofore made or hereafter to be made upon the security thereof. The Lessee agrees to execute and deliver to the Lessor from time to time within ten (10) days after written request by the Lessor all instruments which might be required by the Lessor to confirm such subordination.

     The Lessee hereby agrees that upon the expiration or prior termination of this lease, the Lessee will promply remove from the leased premises all signs, trash, debris and property of the Lessee, and the Lessee will leave the floors, stairs, passageways, elevators and shafts as clean as it is possible to clean them by means of the use of broom and shovel.

     In the event that during the term of this Lease or any renewal period thereof, the total real estate taxes, special assessments, or insurance cost levied or assessed on the subject property owned by Lessor should be increased over and above the Real Estate taxes (after a full assessment), special assessments or insurance costs in effect at the commencement date of this Lease, then Lessee shall pay to Lessor as additional rent a prorata share of such increased taxes, special assessments, or insurance costs which shall be in the proportion which the total area of the Leased premises bears to the total building area owned by the Lessor of which these premises are a part.

     This lease consists of __________ pages together with an Addendum of ______ pages which is attached hereto, initialed by the parties and incorporated in this lease by reference. In case of conflict between the printed portion of this lease and the Addendum, the terms of the Addendum shall prevail.

     It is understood and agreed by the parties hereto that this lease shall be binding upon the Lessee, its executor, administrator, heirs, assigns or successor.

     FURTHER TERMS AND CONDITIONS MADE A PART HEREOF

     This lease will renew automatically at the end of the lease term unless notification is received in writing 30 days prior to the expiration of this lease.

     IN WITNESS WHEREOF, the Lessor and the Lessee have respectively executed these presents this ____ day of January, 1998.

Agent

Witness for Lessor:                  /s/ David W. Brasfield        (Lessor)
                                     ------------------------------



/s/ [illegible]                      /s/ David W. Brasfield        (Lessor)
------------------------------       ------------------------------
                                                             Lessee

Witness for Lessee

[illegible]                                                        (L.S.)
------------------------------       ------------------------------
                                                             Lessee